Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)

NOTE 3 1 .	SUPPLEMENTARY INFORMATION ON OIL AND GAS EXPLORATION AND PRODUCTION ACTIVITIES (UNAUDITED)
Under the Mexican Constitution, all crude oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. In August 2014, through the Round Zero process, the Mexican Government granted PEMEX the right to extract, but not own, certain petroleum and other hydrocarbon reserves in Mexico through assignment deeds.
This note provides supplementary information on the oil and gas exploration, development and production activities of Pemex Exploration and Production in compliance with the U.S. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 932
10-5
“Extractive Activities—Oil and Gas” (“ASC Topic 932”) and Accounting Standards Update
2010-03
(see Note
3-G).
As of the date of these consolidated financial statements, all exploration and production activities of Pemex Exploration and Production are conducted in Mexico. The supplemental data presented herein reflect information for all of Pemex Exploration and Production’s oil and gas producing activities.

A.	Capitalized costs for oil and gas producing activities (unaudited):

		2020	2019	2018
Proved Properties	Ps.	2,483,134,177	2,306,255,209	2,505,307,260
Construction in progress		64,911,619	50,951,279	51,033,968
Accumulated depreciation and amortization		(1,775,163,736)	(1,675,843,298)	(1,572,649,381)

Net capitalized costs	Ps.	772,882,060	681,363,190	983,691,847

B.	Costs incurred for oil and gas property exploration and development activities (unaudited):

		2020	2019
Exploration	Ps.	33,986,110	31,222,023
Development		97,041,516	82,135,240

Total costs incurred	Ps.	131,027,626	113,357,263

PEMEX does not have property acquisition costs because the oil reserves it exploits are owned by the Mexican nation.
Exploration costs include costs of geological and geophysical studies of fields in the amount of Ps. 9,599,274 and Ps. 10,663,334, for 2020 and 2019, respectively. These costs are accounted for as geological and geophysical exploration expenses, in accordance with the successful efforts method of accounting.
Development costs include those costs incurred in obtaining access to proved reserves and providing facilities for extracting, treating, gathering and storing oil and gas.

C.	Results of operations for oil and gas producing activities (unaudited):

		2020	2019	2018
Revenues from sale of oil and gas	Ps.	558,051,547	762,102,939	910,433,244

Hydrocarbon duties		154,609,136	343,242,436	443,491,451
Production costs (excluding taxes)		257,571,641	275,090,795	273,695,691
Other costs and expenses		(7,024,695)	(6,910,321)	(10,109,114)
Exploration expenses		31,868,857	90,258,519	30,953,413
Depreciation, depletion, amortization and accretion		845,380	222,651,461	28,845,604

		437,870,319	924,332,890	766,877,047

Results of operations for oil and gas producing activities	Ps.	120,181,228	(162,229,951)	143,556,198

D.	Sales prices (unaudited)
The following table summarizes average sales prices in U.S. dollars for each of the years ended December 31 (excluding production taxes):

Description	2020		2019		2018
Weighted average sales price per barrel of oil equivalent (boe) (1)	U.S. $	27.86	U.S. $	43.52	U.S. $	50.89
Crude oil, per barrel		35.47		57.13		62.99
Natural gas, per thousand cubic feet		2.54		3.55		5.57

(1)	To convert dry gas to barrels of oil equivalent, a factor of 5.201 thousand cubic feet of dry gas per barrel of oil equivalent is used.

E.	Crude oil and natural gas reserves (unaudited)
Under the Mexican Constitution, all oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. Under the Petróleos Mexicanos Law, Pemex Exploration and Production has the right to extract, but not own, these reserves, and to sell the resulting production. The exploration and development activities of Petróleos Mexicanos and the Subsidiary Entities are limited to reserves located in Mexico.
Proved oil and natural gas reserves are those estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations.

Proved reserves estimates as of December 31, 2020 were prepared by the exploration and production segment and were reviewed by the Independent Engineering Firms (as defined below), which audit its estimates of its hydrocarbon reserves. According to the
Lineamientos que Regulan los Procedimientos de Cuantificación y Certificación de Reservas de la Nación
(Guidelines for Regulating the Nation’s Reserves Quantification and Certification Procedures), CNH should review and approve of hydrocarbons reserves reports of Mexico’s operators in the month of April. The CNH reviewed the proved reserves reports estimates as of December 31, 2020 and approved them on April 20, 2021. However, as of the date of these consolidated financial statements, the CNH has not published the resolution.
Pemex Exploration and Production estimates proved reserves based on generally accepted petroleum engineering and evaluation methods and procedures, which are based primarily on applicable SEC regulations and, as necessary, the SPE’s publication entitled Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information, dated June 25, 2019, and other SPE publications, including the SPE’s publication entitled Petroleum Resources Management System, as well as other technical sources, including Estimation and Classification of Reserves of Crude Oil, Natural Gas, and Condensate, by Chapman Cronquist, and Determination of Oil and Gas Reserves, Petroleum Society Monograph Number 1, published by the Canadian Institute of Mining and Metallurgy & Petroleum. The choice of method or combination of methods employed in the analysis of each reservoir is determined by:

•	Experience in the area

•	Stage of development

•	Quality and completeness of basic data

•	Production and pressure histories
Reserves data set forth herein represents only estimates. Reserves valuation is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserves estimate depends on the quality of available data, engineering and geological interpretation and professional judgment. As a result, estimates of different engineers may vary. In addition, the results of drilling, testing and producing subsequent to the date of an estimate may lead to the revision of an estimate.
During 2020, PEMEX did not record any material increase in PEMEX’s hydrocarbons reserves as a result of the use of new technologies.
In order to ensure the reliability of PEMEX’s reserves estimation efforts, it has undertaken the internal certification of its estimates of reserves since 1996. PEMEX has established certain internal controls in connection with the preparation of its proved reserves estimates. Initially, teams of geoscientists from Pemex Exploration and Production’s exploration and exploitation business units (with each of these units covering several projects) prepare the reserves estimates, using distinct estimation processes for valuations relating to new discoveries and developed fields, respectively. Subsequently, the regional reserves offices collect these reserves estimates from the units and request that the Gerencia de Certificación de Reservas de Hidrocarburos, (Office of Resources and Reserves Certification), the central hydrocarbon reserves management body of Pemex Exploration and Production, review and certify such valuations and the booking of the related reserves. This internal certification process is undertaken in accordance with internal guidelines for estimating and classifying hydrocarbon reserves, which are based on the SEC’s rules and definitions.
The Office of Resources and Reserves Certification, which additionally oversees and conducts an internal audit of the above process, consists entirely of professionals with geological, geophysical, petrophysical and reservoir engineering backgrounds. The engineers who participate in PEMEX’s reserves estimation process are experienced in the following areas: reservoir numerical simulation; well drilling and completion; pressure, volume and temperature (PVT) analysis; analytical tools used in forecasting the performance of the various elements comprising the production system; and design strategies in petroleum field development. Furthermore, all of PEMEX’s personnel have been certified by the
Secretaría de Educación Pública
(Ministry of Public Education), most have earned master’s degrees in areas of study such as petroleum engineering, geology and geophysical engineering and they possess an average of over fifteen years of professional experience.
In addition to this internal review process, Pemex Exploration and Production’s final reserves estimates are audited by independent engineering firms. Four independent engineering firms audited Pemex Exploration and Production’s estimates of proved reserves as of December 31, 2020 or January 1, 2021: DeGolyer and MacNaughton (“DeGolyer”), Netherland, Sewell International, S. de R.L. de C.V. (“Netherland Sewell”), GLJ LTD. (“GLJ”) and Sproule International Limited (“Sproule”), the “Independent Engineering Firms”. The reserves estimate reviewed by the Independent Engineering Firms totaled 97.8% of PEMEX’s estimated proved reserves. The remaining 2.2% of PEMEX’s estimated proved reserves consisted of reserves located mainly in certain areas which have been shared with third parties. Under such agreements, the corresponding third party is responsible of assessing the volume of reserves.
Netherland Sewell audited the reserves in the Cantarell,
Ku-Maloob-Zaap,
Cinco Presidentes and Macuspana-Muspac business units, DeGolyer audited the reserves in the Poza Rica-Altamira,
Abkatún-Pol-Chuc
and Litoral de Tabasco business units and GLJ audited the reserves in the Burgos, Veracruz, Bellota-Jujo and Samaria-Luna business units and Sproule audited the reserves in the fields recently added to Pemex´s inventory reserves. The audits conducted by the Independent Engineering Firms consisted primarily of: (1) analysis of historical static and dynamic reservoir data provided by Pemex-Exploration and Production; (2) construction or updating of the Independent Engineering Firms’ own static and dynamic reservoir characterization models of some of the fields; (3) economic analysis of the fields; and (4) review of Pemex Exploration and Production’s production forecasts and reserves estimates.
Since reserves estimates are, by definition, only estimates, they cannot be reviewed for the purpose of verifying exactness. Instead, the Independent Engineering Firms conducted a detailed review of Pemex Exploration and Production’s reserves estimates so that they could express an opinion as to whether, in the aggregate, the reserves estimates that Pemex Exploration and Production furnished were reasonable and had been estimated and presented in conformity with generally accepted petroleum engineering and evaluation methods and procedures.
All questions, including any suggested modifications to proved reserves estimates, that arose during the Independent Engineering Firms’ review process were resolved by Pemex Exploration and Production to the satisfaction of the Independent Engineering Firms. The Independent Engineering Firms have concluded that PEMEX’s estimated total proved oil and natural gas reserve volumes set forth in this report are, in the aggregate, reasonable and have been prepared in accordance with Rule
4-10(a)
are consistent with international reserves reporting practice and are in accordance with the revised oil and gas reserves disclosure provisions of ASC Topic 932.
PEMEX’s total proved developed and undeveloped reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from field processing plants increased by 1.3% in 2020, from 5,960.6 million barrels at December 31, 2019 to 6,041.0 million barrels at December 31, 2020. PEMEX’s proved developed reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from processing plants increased by 0.5 % in 2020, from 3,585.0 million barrels at December 31, 2019 to 3,603.4 million barrels at December 31, 2020. The amount of our proved reserves of crude oil, condensate and liquefiable hydrocarbon reserves added in 2020 was enough to offset the level of production in 2020, which amounted to 694.8 million barrels of crude oil, condensates and liquefiable hydrocarbons.
PEMEX’s total proved developed and undeveloped dry gas reserves increased by 10.0% in 2020, from 6,351.7 billion cubic feet at December 31, 2019 to 6,984.2 billion cubic feet at December 31, 2020. PEMEX’s proved developed dry gas reserves increased by 8.7% in 2020, from 3,608.5 billion cubic feet at December 31, 2019 to 3,922.3 billion cubic feet at December 31, 2020. These increases were principally due to higher proved developed dry gas reserves in the fields of Poza Rica, Burgos and
Abkatún-Pol-Chuc
business units. The amount of dry gas reserves added in 2020 was enough to offset the level of production in 2020, which amounted to 818.7 billion cubic feet of dry gas. PEMEX’s proved undeveloped dry gas reserves increased by 11.6% in 2020, from 2,743.1 billion cubic feet at December 31, 2019 to 3,061.9 billion cubic feet at December 31, 2020. This increase was principally due to an increase in proved undeveloped dry gas reserves in the fields of Poza Rica, Burgos and
Abkatún-Pol-Chuc
business units.
During 2020, PEMEX’s exploratory activity in the shallow waters of the Gulf of Mexico and onshore regions resulted in three new discoveries of oil fields (Camatl, Paki and Xolotl). In addition, PEMEX discovered three new reservoirs in the existing fields Cibix, Terra and Pokche. Further, extension activities in our Pokche, Ixachi and Quesqui fields led to the incorporation of additional reserves. Together, these extensions and discoveries led to the incorporation approximately 130.6 million barrels of oil equivalent.

The following three tables of crude oil and dry gas reserves set forth PEMEX’s estimates of its proved reserves determined in accordance with Rule
4-10(a).
Summary of oil and gas
(1)
 proved reserves as of December 31, 2020
based on average fiscal year prices

	Crude oil and Condensates (2)	Dry Gas (3)
	(in millions of barrels)	(in billions of cubic feet)
Proved developed and un-developed reserves:
Proved developed reserves	3,603.4	3,922.3
Proved undeveloped reserves	2,437.6	3,061.9

Total proved reserves	6,041.0	6,984.2

Note: Numbers may not total due to rounding.

(1)	PEMEX does not currently produce synthetic oil or synthetic gas, or other natural resources from which synthetic oil or synthetic gas can be produced.
(2)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(3)
Reserve volumes reported in this table are volumes of dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.

Crude oil and condensate reserves
(including natural gas liquids)
(1)

	2020	2019	2018
	(in millions of barrels)
Proved developed and undeveloped reserves:
At December 31	5,961	5,786	6,427
Revisions (2)	651	784	22
Extensions and discoveries	97	78	140
Production	(695)	(687)	(744)
Farm-outs and transfers to E&P contracts (CEE) and transfers of fields due to CNH bidding process	27	—	(59)

At December 31	6,041	5,961	5,786

Proved developed reserves at December 31	3,603	3,585	3,588
Proved undeveloped reserves at December 31	2,438	2,376	2,198
Note: Numbers may not total due to rounding.

(1)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(2)
Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

Source: Pemex Exploration and Production.
Dry gas reserves

	2020	2019	2018
	(in billions of cubic feet)
Proved developed and undeveloped reserves:
At December 31	6,352	6,370	6,593
Revisions (1)	1,240	656	3
Extensions and discoveries	176	196	809
Production (2)	(819)	(870)	(887)
Farm outs and transfer to E&P contracts (CEE) and transfers of fields due to CNH bidding process	35	—	(148)

At December 31	6,984	6,352	6,370

Proved developed reserves at December 31	3,922	3,609	3,380
Proved undeveloped reserves at December 31	3,062	2,743	2,990
Note: Numbers may not total due to rounding.

(1)
Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

(2)
Production refers here to dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.
Pemex Exploration and Production’s reserve-replacement ratio, or “RRR”, for a given period is calculated by dividing the sum of proved reserves additions due to discoveries, developments, delineations and revisions by that period’s total production. During 2020, we obtained an increase of 1,019.9 million barrels of oil equivalent of proved reserves as aggregated from discoveries, revisions, delimitations and development and production, which represents a RRR of 119.7%. PEMEX’s 2020 RRR is similar to its 2019 RRR, which was 120.1%. PEMEX expects to continue to obtain an RRR greater than 100%, consistent with the last two years.
PEMEX’s reserves production ratio (“RRP”), which is presented in terms of years, is calculated by dividing the estimated remaining reserves at the end of the relevant year by the total production of hydrocarbons for that year. As of December 31, 2020, this ratio is 8.7 years for proved reserves which is similar to the RRP of 2019.

F.	Standardized measure of discounted future net cash flows related to proved oil and gas reserves (unaudited)
The standardized measure tables presented below relate to proved oil and gas reserves excluding proved reserves scheduled to be produced after the year 2046. This measure is presented in accordance with ASC Topic 932.
Estimated future cash inflows from production are computed by applying average prices of oil and gas on the first day of each month of 2020. Future development and production costs are those estimated future expenditures needed to develop and produce the year-end
estimated proved reserves after a net cash flows discount factor of 10%, assuming constant year-end
economic conditions.
Future tax expenses are computed by applying the appropriate year-end
statutory tax rates with consideration of the tax rates of the new fiscal regime for Pemex Exploration and Production already legislated for 2020 to the future pre-tax
net cash flows related to PEMEX’s proved oil and gas reserves.
The estimated future payment of taxes was calculated based on the latest fiscal regime applicable by decree to Pemex Exploration and Production, published in the Official Gazette of the Federation on December 9, 2019.
The standardized measure provided below represents a comparative benchmark value rather than an estimate of expected future cash flows or fair market value of PEMEX’s production rights. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures, including many factors beyond the control of the producer. Accordingly, reserve estimates may be materially different from the quantities of crude oil and natural gas that are ultimately recovered.
Standardized measure of discounted future net cash flows as of December 31

	2020	2019	2018
	(in millions of U.S. dollars)
Future cash inflows	201,777	330,286	321,065
Future production costs (excluding profit taxes)	(109,064)	(114,782)	(103,498)
Future development costs	(23,631)	(37,540)	(22,224)

Future cash flows before tax	69,082	177,964	195,343
Future production and excess gains taxes	(73,122)	(134,174)	(156,691)

Future net cash flows	(4,040)	43,790	38,652
Effect of discounting net cash flows by 10%	3,359	(18,807)	(12,434)

Standardized measure of discounted future net cash flows	(681)	24,983	26,218

Note: Table amounts may not total due to rounding.

To comply with ASC Topic 932, the following table presents the aggregate standardized measure changes for each of the last three years and significant sources of variance:
Changes in standardized measure of discounted future net cash flows

	2020	2019	2018
	(in millions of U.S. dollars)
Sales of oil and gas produced, net of production costs	(16,968)	(29,530)	(31,279)
Net changes in prices and production costs	(39,509)	73,278	62,902
Extensions and discoveries	1,426	1,658	4,323
Development cost incurred during the year	4,654	4,281	2,984
Changes in estimated development costs	(10,019)	3,341	(2,146)
Reserves revisions and timing changes	5,808	(19,615)	1,511
Accretion of discount of pre-tax net cash flows	5,929	(9,305)	6,628
Net changes in production and excess gains taxes	23,015	(25,343)	(22,818)

Aggregate change in standardized measure of discounted future net cash flows	(25,664)	(1,235)	22,105

	2020	2019	2018
	(in millions of U.S. dollars)
Standardized measure:
As of January 1	24,983	26,218	4,113
As of December 31	(681)	24,983	26,218

Change	(25,664)	(1,235)	22,105

Note: Table amounts may not total due to rounding.
In computing the amounts under each factor of change, the effects of variances in prices and costs are computed before the effects of changes in quantities. Consequently, changes in reserves are calculated at December 31 prices and costs.
The change in computed taxes includes taxes effectively incurred during the year and the change in future tax expense.